Exhibit 99.3

Consent to be Named as a Director Nominee

In connection with the filing by BioPlus Acquisition Corp. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of BioPlus Acquisition Corp. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Louis G. Lange
Date: July 15, 2021	Name: Louis G. Lange, M.D., Ph.D.

Consent to be Named as a Director Nominee

In connection with the filing by BioPlus Acquisition Corp. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of BioPlus Acquisition Corp. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Stephen Sherwin
Date: July 15, 2021	Name: Stephen Sherwin, M.D.

Consent to be Named as a Director Nominee

In connection with the filing by BioPlus Acquisition Corp. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of BioPlus Acquisition Corp. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Jonathan Rigby
Date: July 15, 2021	Name: Jonathan Rigby

Consent to be Named as a Director Nominee

In connection with the filing by BioPlus Acquisition Corp. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of BioPlus Acquisition Corp. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Glen Giovanetti
Date: July 15, 2021	Name: Glen Giovanetti

Consent to be Named as a Director Nominee

In connection with the filing by BioPlus Acquisition Corp. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of BioPlus Acquisition Corp. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Ronald Eastman
Date: October 31, 2021	Name: Ronald Eastman

Consent to be Named as a Director Nominee

In connection with the filing by BioPlus Acquisition Corp. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of BioPlus Acquisition Corp. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Shawn Cross
Date: November 10, 2021	Shawn Cross

Consent to be Named as a Director Nominee

In connection with the filing by BioPlus Acquisition Corp. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of BioPlus Acquisition Corp. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Ross Haghighat
Date: November 10, 2021	Ross Haghighat